UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 12, 2018 (March 12, 2018)

Jacobs Engineering Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7463	95-4081636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Bryan Street, Suite 1200, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 583-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 12, 2018, Jacobs Engineering Group Inc. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) pursuant to which the Company has agreed, subject to the terms and conditions set forth in Note Purchase Agreement, to issue and sell in a private placement transaction $500 million in the aggregate principal amount of the Company’s senior notes in three series: $190 million aggregate principal amount of 4.27% senior notes, Series A, due May 8, 2025, $180 million aggregate principal amount of 4.42% senior notes, Series B, due May 8, 2028 and $130 million aggregate principal amount of 4.52% senior notes, Series C, due May 8, 2030 (collectively, the “Senior Notes”). The Note Purchase Agreement provides that if the Company’s consolidated leverage ratio exceeds a certain amount, the interest on the Senior Notes may increase by 75 basis points.

The Note Purchase Agreement contains affirmative, negative and financial covenants customary for financings of this type. In addition, the Note Purchase Agreement contains customary events of default.

The Senior Notes may be prepaid at any time subject to a make-whole premium.

The sale of the Senior Notes is expected to close in May 2018. The Company intends to use the net proceeds from the offering of Senior Notes to repay certain existing indebtedness and for other general corporate purposes.

The above summary of the Note Purchase Agreement and form of Senior Notes is qualified in its entirety by reference to the full text of the Note Purchase Agreement and Form of Senior Notes, a copy of which are filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 above regarding the Company’s entry into the Note Purchase Agreement is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

4.1	Note Purchase Agreement, dated March 12, 2018, by and between Jacobs Engineering Group Inc. and the Purchasers identified therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jacobs Engineering Group Inc.

by	/s/ Kevin C. Berryman
Kevin C. Berryman

Executive Vice President and Chief Financial Officer

Dated: March 12, 2018

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